UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 28, 2004

Date of Report (Date of earliest event reported)

MAIR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720
150 South Fifth Street
Minneapolis, MN 55402

(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021

(Registrant’s Telephone Number, including Area Code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On October 28, 2004, the registrant publicly announced financial results for the fiscal quarter ended September 30, 2004. For further information, please refer to the press release attached hereto as Exhibit 99.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

                (c)           Exhibits.

Exhibit 99	Press release dated October 28, 2004, reporting financial results for the fiscal quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2004

MAIR HOLDINGS, INC.

By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated October 28, 2004, reporting financial results for the fiscal quarter ended September 30, 2004.